Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Black Rock Petroleum Company certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

• the annual report on Form 10-K/Af the Company for the year ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

• the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2020	/s/ Zoltan Nagy Zoltan Nagy Chief Executive Officer, Chief Financial Officer, Director